                                                                 Christie Hefner

                           PLAYBOY ENTERPRISES, INC.

                     NON-OUALIFIED STOCK OPTION AGREEMENT
                     ------------------------------------

     THIS AGREEMENT, dated February 22, 1990, is made by and between Playboy Enterprises, Inc., a Delaware corporation hereinafter referred to as "Company," and Christie Hefner, an employee of the Company hereinafter referred to as "Employee":

     WHEREAS, the Company wishes to afford the Employee the opportunity to purchase shares of its $1.00 par value Common Stock; and

     WHEREAS, the Company wishes to carry out the Playboy Enterprises, Inc. 1989 Stock Option Plan for key employees dated as of November 9, 1989, as such Plan may be amended from time to time (the terms of which are hereby incorporated by reference and made a part of this Agreement); and

     WHEREAS, the Compensation Committee of the Company's Board of Directors (hereinafter referred to as the "Committee"), appointed to administer said Plan, has determined that it would be to the advantage and best interest of the Company and its stockholders to grant the Non-Qualified Option provided for herein to the Employee as an inducement to remain in the service of the Company, as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officers to issue said Option;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     Whenever the following terms are used in this Agreement, they shall have the meaning specified below.

Section 1.1 - "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.2 - "Company" shall mean Playboy Enterprises, Inc.

Section 1.3 - "Option" shall mean the non-qualified option to purchase common stock of the Company granted under this Agreement.

Section 1.4 - "Plan" shall mean the Playboy Enerprises, Inc. 1989 Stock Option Plan for key employees dated November 9, 1989, as such plan may be amended from time to time.

Section 1.5 - "Secretary" shall mean the Secretary of the Company.

Section 1.6 - "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.7 - "Termination of Employment" shall mean the time when the employee-employer relationship between the Employee and the Company is terminated for any reason, with or without cause, which includes termination by resignation, discharge, death or retirement. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment.

                                  ARTICLE II

                                GRANT OF OPTION
                                ---------------

Section 2.1 - Grant of Option
              ---------------

     In consideration of the Employee's agreement to remain in the employ of the Company and for other good and valuable consideration, on the date hereof the Company irrevocably grants to the Employee the option to purchase any part or all of an aggregate of 100,000 shares of its $1.00 par value Common Stock upon the terms and conditions set forth in this Agreement.

Section 2.2 - Purchase Price
              --------------

     The purchase price of the shares of stock covered by the Option shall be 13 3/8 which was 100% of the fair market value of such shares on the New York Stock Exchange at the end of the business day immediately preceding the day such Option is granted.

Section 2.3 - Consideration to Company
              ------------------------

     In consideration of the granting of this Option by the Company, the Employee agrees to render services to the Company with such duties as the Company shall from time to time prescribe. Nothing in this Agreement or in the Plan shall confer upon the Employee any right to continue in the employ of the Company or shall interfere with or restrict in any way the rights of the Company which are hereby expressly reserved, to discharge the Employee at any time for any reason whatsoever, with or without cause.

Section 2.4 - Adjustments in Option

     In the event that the outstanding shares of the common stock subject to the Option are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which the Option, or portions thereof then unexercised, shall be exercisable, so that the Employee's proportionate interest shall be maintained. Such adjustment in the Option shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in the Option price per share. Any such adjustment made by the Committee shall be final and binding upon the Employee, the Company and all other interested persons.

                                  ARTICLE III

                           PERIOD OF EXERCISABILITY
                           ------------------------

Section 3.1 - Commencement of Exercisability

          a. Subject to Section 5.5, the Option shall become exercisable in four
     (4) cumulative installments as follows:

               (i) The first installment shall consist of twenty five percent (25%) of the shares covered by the Option and shall become exercisable twelve (12) months after November 9, 1989.

              (ii) The second installment shall consist of twenty five percent (25%) of the shares covered by the Option and shall become exercisable twenty-four (24) months after November 9, 1989.

             (iii) The third installment shall consist of twenty five percent (25%) of the shares covered by the Option and shall become exercisable thirty-six (36) months after November 9, 1989.

              (iv) The fourth installment shall consist of twenty five percent (25%) of the shares covered by the Option and shall become exercisable forty-eight (48) months after November 9, 1989.

     b. No portion of the Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

Section 3.2 - Duration of Exercisability
              --------------------------

     The installments provided for in Section 3.1 are cumulative. As each such installment becomes exercisable it shall remain exercisable until it becomes unexercisable under the terms of Section 3.3.

Section 3.3 - Expiration of Option
              --------------------

     The Option may be exercised any time until the first of the following events:

          a. Ten (10) years from the date the Option was granted if the Employee is still employed by the Company.

          b. Three (3) months after the Employee's Termination of Employment if such Termination of Employment results from his retirement or his being discharged not for good cause.

          c. The effective date of (i) Termination of Employment for good cause,
     (ii) the Employee's resignation, or (iii) a "Change of Control" described in clause (iii) of the definition of such term.

          d. One (1) year from the effective date of Termination of Employment of an Optionee who has become disabled (within the meaning of Section 22.e.3 of the Code), provided, however, that this subsection (d) shall not apply if the Optionee dies prior to the expiration of such one (1) year period.

          e. One (1) year from the date of the Employee's death.

Section 3.4 - Acceleration of Exercisability
              ------------------------------

     Additionally, in the event there is a "Change of Control" (as hereinafter defined), the Optionee shall have the right to exercise the Option with respect to all shares covered by the Option held by Optionee.

     Not less than ninety (90) days prior to the effective date of any Change of Control described in clause (iii) below, the Committee shall give the Employee notice of such event if the Option has then neither been fully exercised nor become unexercisable under Section 3.3, and shall specify in such notice a date prior to the effective date of such event when this Option shall be exercisable as to all shares covered hereby; provided that the Committee may make such determinations and adopt such rules and conditions as it deems appropriate to ensure that any resulting exercise with respect to any accelerated installment is conditioned upon the consummation of the contemplated corporate transaction.

     For purposes of this Agreement, the term "Change of Control" means the occurrence of any of the following events: (i) except in a transaction described in clause (iii) below, Hugh M. Hefner, Christie Hefner and the Hugh M. Hefner Foundation's ceasing collectively to own at least 50% or more of the total number of votes that may be cast for the election of directors of the Company; or (ii) a sale of PLAYBOY Magazine by the Company; or (iii) the liquidation or dissolution of the Company, or any merger, consolidation or other reorganization involving the Company unless (x) the merger, consolidation or other reorganization is initiated by the Company, and (y) is one in which the stockholders of the Company immediately prior to such reorganization become the majority stockholders of a successor or ultimate parent corporation of the Company resulting from such reorganization and (z) in connection with such event, provision is made for an assumption of this Option or a substitution therefor of a new option in such successor or ultimate parent of substantially equivalent value.

                                  ARTICLE IV

                              EXERCISE OF OPTION
                              ------------------

Section 4.1 - Person Eligible to Exercise

     During the lifetime of the Employee, only he or she may exercise the Option or any portion thereof. If the Employee dies, any exercisable portion of the Option may be exercised by his or her personal representative or by any person empowered to do so under the Employee's will or under the then applicable laws of descent and distribution during the time frame allowed.

Section 4.2 - Partial Exercise

     Any exercisable portion of the Option may be exercised in whole or in part at any time during the time frame allowed provided, however, that each partial exercise shall be for whole shares only.

Section 4.3 - Manner of Exercise

     The Option, or any exercisable portion thereof, must be exercised by delivery to the Secretary or his office of:

          a. Notice in writing signed by the Employee (or the other person then entitled to exercise the Option) that the Option or portion is being exercised; and

          b. Payment in full for the exercised shares:

               (i) In cash or by certified or cashier's check; or

              (ii) In shares of the Company's Common Stock owned by the Employee. Those shares must be duly endorsed for transfer to the Company and will be credited at the fair market value on the date of delivery; or

             (iii) With the consent of the Committee, and at the sole discretion of the Company by a full recourse promissory note bearing interest and payable upon such terms as may be prescribed by the Committee. The Committee may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

              (iv) Any combination of the consideration provided in the foregoing subparagraphs (i), (ii) and (iii); and

          c. Appropriate proof of the right of such person or persons to exercise the option in the event the Option or portion shall be exercised pursuant to Section 4.1 by any person or persons other than the Employee; and

          d. Full payment to the Company of all amounts which, under federal, state or local law, it is required to withhold upon exercise of the Option.

Section 4.4 - Share Certificates

     The shares of stock deliverable upon the exercise of the Option shall be fully paid and non-assessable.

     The Company shall not be required to issue or deliver any certificate or certificates for shares for stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

          a. The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

          b. The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

          c. The payment to the Company of all amounts which, under federal, state or local law, it is required to withhold upon exercise of the Option;

Section 4.5 - Rights as Stockholder

     The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

                                   ARTICLE V

                               OTHER PROVISIONS
                               ----------------

Section 5.1 - Administration

     The Committee shall have the power to interpret the Plan and this Agreement and to adopt rules for its administration. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Employee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option.

Section 5.2 - Option Not Transferable

     Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Employee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section
5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.

Section 5.3 - Amendment, Suspension or Termination of the Plan;
              Modification of Options

     An option shall be subject in all events to the condition that, if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of any of the Company's securities upon any securities exchange or under any law, regulation or other requirement of any governmental authority is necessary or desirable, or that any consent or approval from any governmental authority or compliance of the Plan with any law or regulation of any such authority is necessary or desirable, then the Board may modify the terms of any Option granted under the Plan, without the consent of the Optionee, in any manner which the Board deems necessary or desirable in order to improve the Company's ability to obtain such listing, registration, qualification, consent, approval or compliance. Without limitation of the foregoing, to the extent required for compliance with the provisions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, the Board may provide for restrictions on the sale or transfer of any shares acquired upon exercise of this Option.

Section 5.4 - Notices

     Any notice to be given under the terms of this Agreement will be by registered mail, return receipt requested and if to the Company shall be addressed in care of its Secretary at 680 N. Lake Shore Drive, Chicago, Illinois 60611, and if to the Employee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Employee shall, if the Employee is then deceased, be given to the Employee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.4. Any notice shall be deemed duly given when delivered or, except in connection with notice of exercise under
Section 4.3, at such time as delivery is attempted.

Section 5.5 - Stockholder Approval

     Unless otherwise determined by the Board, the Plan will be submitted for approval by the Company's stockholders within twelve (12) months after the date the Plan was initially adopted by the Board. This Option may not be exercised to any extent by anyone prior to the time when the Plan is approved by the stockholders, and if such approval has not been obtained by the end of said twelve-month period, this Option shall thereupon be cancelled and become null and void unless otherwise determined by the Board.

Section 5.6 - Construction

Section 5.7 - Prior Option Agreement

     This Agreement will supercede and replace the previous stock option agreement between the parties dated November 9, 1989.

     This Agreement shall be administered, interpreted and enforced under the laws of the State of Delaware.

     IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                                                    PLAYBOY ENTERPRISES, INC.



                                                    By /s/ Howard Shapiro
                                                       -------------------------
                                                       Authorized Representative
                                                        680 N. Lake Shore Drive
                                                        Chicago, Illinois 60611

/s/ Christie Hefner
- -----------------------------
          Employee


- -----------------------------

- -----------------------------
          Address

Employee's Taxpayer
Identification Number:

328 - 44 - 1964
- -----------------------------



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